UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Alpha Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ALPHA STAR ACQUISITION CORPORATION

80 Broad Street, 5th Floor

New York, New York 10004

Tel: (212) 837-7977

TO THE SHAREHOLDERS OF ALPHA STAR ACQUISITION CORPORATION:

You are cordially invited to attend the 2022 Annual General Meeting of shareholders of Alpha Star Acquisition Corporation (“Alpha Star,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on December 20, 2022 (the “Annual General Meeting”). The Annual General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

As an annual general meeting of the Company’s shareholders, the Annual General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Proposal 2” or “Ratification of Appointment of Independent Auditor Proposal”); and

3.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

No other business shall be transacted at the Annual General Meeting.

The Board has fixed the close of business on November 15, 2022 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Annual Shareholder Meeting or any adjournment. On the Record Date, there were 14,675,000 outstanding ordinary shares of Alpha Star, including 11,500,000 outstanding public shares. Our warrants and rights do not have voting rights.

After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR All” the proposal regarding the election of the five directors identified herein to the Board, “FOR” the ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022 and “FOR” the proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting.

You are welcome to attend the Annual General Meeting in person. Whether or not you plan to attend the Annual General Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. This will assure your representation and a quorum for the transaction of business at the meeting.

I look forward to seeing you at the meeting.

Dated: November 25, 2022

By Order of the Board of Directors
Zhe Zhang
Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

Meeting Time: 10:00 a.m. December 20, 2022 (Eastern Time)

TO THE SHAREHOLDERS OF ALPHA STAR ACQUISITION CORPORATION:

You are cordially invited to attend the 2022 Annual General Meeting of shareholders of Alpha Star Acquisition Corporation (“Alpha Star,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on December 20, 2022 (the “Annual General Meeting”). The Annual General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

As an annual general meeting of the Company’s shareholders, the Annual General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Proposal 2” or “Ratification of Appointment of Independent Auditor Proposal”); and

3.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

The Board has fixed the close of business on November 15, 2022 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Annual Shareholder Meeting or any adjournment. On the Record Date, there were 14,675,000 outstanding ordinary shares of Alpha Star, including 11,500,000 outstanding public shares. Our warrants and rights do not have voting rights.

The affirmative vote of 50% or more of the Company’s shares present (in person or by proxy) at the Annual General Meeting and voting will be required to approve the proposals. Each of the five directors shall be elected to the Board if that director’s election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the Annual General Meeting and voting on the proposal.

Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Annual General Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Annual General Meeting and at any adjournments or postponements of the Annual General Meeting. The proxy statement is dated November 25, 2022 and is first being mailed to shareholders of the Company on or about November 28, 2022 along with our annual report for the fiscal year ended December 31, 2022 and proxy card.

Whether or not you plan to attend the Annual General Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual General Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Annual General Meeting.

Dated: November 25, 2022

/s/ Zhe Zhang
Zhe Zhang
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual General Meeting. You may also cast your vote in person at the Annual General Meeting. If your shares are held in an account at a broker, bank or other nominee, you must instruct your broker, bank or other nominee how to vote your shares, or you may cast your vote in person at the Annual General Meeting by obtaining a proxy from your broker, bank or other nominee.

i

ALPHA STAR ACQUISITION CORPORATION

80 Broad Street, 5th Floor

New York, New York 10004

Tel: (212) 837-7977

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON DECEMBER 20, 2022 (Eastern Time)

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.

This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the 2022 annual meeting of shareholders (the “Annual General Meeting”) to be held on December 20, 2022 at 10:00 a.m., Eastern Time, at the offices of the Company’s counsel, Becker & Poliakoff LLP, 45 Broadway, 17th Floor, New York, New York 10006, or at any adjournments or postponements thereof.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

● to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

● To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022; and

● To direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” the election of the five directors identified in the proxy statement to the Board, “FOR” the ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022 and “FOR” the proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting.

Q. Who may vote at the Meeting?	A.	The Board has fixed the close of business on November 15, 2022 (the “Record Date”) as the date for determining the shareholders entitled to vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment.

Q. How many votes must be present to hold the Meeting?	A.	A quorum of 50% of the Company’s shares entitled to vote on the matters set out herein outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the Annual General Meeting for each share you held as of the Record Date. As of the close of business on the Record Date, there were 14,675,000 outstanding ordinary shares of the Company, including 11,500,000 outstanding public shares. The Company’s warrants and rights do not have voting rights.

Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the Annual General Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Annual General Meeting. Even if you plan to attend the Annual General Meeting, it is strongly recommended that you complete and return your proxy card before the Annual General Meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer LLC, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 3,205,000 of the Company’s shares, representing approximately 21.83% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.

The proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified requires the affirmative vote of a plurality of the votes cast by shares represented in person or proxy and entitled to vote for the election of directors. This means that the five nominees receiving the most votes will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Votes withheld as to this proposal will not affect the election of the candidates that receive the plurality of the vote.

The proposal for the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative “FOR” votes of a majority of the votes cast on this proposal.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Annual General Meeting, in order for your shares to be voted at the Annual General Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the Annual General Meeting?	A.	We will announce preliminary voting results at the Annual General Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual General Meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Q: How do I vote	A.	If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals to be considered at the Meeting.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Annual General Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.	If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Annual General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Can I receive future materials via the internet?	A.	If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

Q. Who can help answer my questions?	A.

If you have questions, you may write or call:

Alpha Star Acquisition Corporation

80 Broad Street, 5th Floor

New York, New York 10004

Tel: (212) 837-7977

or:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

PROPOSAL 1 - ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of one class of five directors, with all directors elected to serve a one-year term.

At the Annual General Meeting, stockholders are being asked to elect five directors to serve as members of our Board to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Zhe Zhang, Guojian Chen, Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang are the nominees of directors of the Company who are standing for election or re-election at the Annual General Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Title
Zhe Zhang	47	Chairman, Chief Executive Officer and Director
Guojian Chen	29	Chief Financial Officer and Director
Patrick Swint	54	Director
Xiaofeng Zhou	40	Director
Huei-Ching Huang	54	Director

The following sets forth information regarding each nominee:

Zhe Zhang serves as our Chairman and Chief Executive Officer since April 2021. From August 2018 to February 2020, Mr. Zhang served as an independent director of TKK Symphony Acquisition Corporation. Since May 2013, Dr. Zhang has been a Founding Partner of SIFT Capital, an asset manager licensed by the Securities and Futures Commission (SFC) of Hong Kong and China Securities Regulatory Commission (CSRC). Since February 2019, Dr. Zhang has also been the CEO of Still Waters Green Technology Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets. Prior to that, from January 2000 to April 2013, he was an Executive Director at Goldman Sachs Beijing, where he was a member of the Supervisory Board of Goldman’s Beijing Office and led multiple overseas acquisitions by Chinese state-owned enterprises and listed companies. He is experienced with fund formation, equity investment and portfolio management. Before entering the private sector, Dr. Zhang had spent 14 years with MOFCOM including as a diplomat stationed in Europe. He is licensed as a Responsible Officer for Asset Management under the SFC of Hong Kong, as well as the licensed to practice as a professional respectively for securities, futures and fund management in China. Dr. Zhang holds a Ph.D. degree from China University of International Business and Economics, Master degrees from both Peking University (LL.M.) and Oxford University (Magister Juris), and a Bachelor degree from Shanghai Institute of Foreign Trade (B.A.). He currently sits on the board of China Oxford Scholarship Fund and is involved in the process for scholarship awardee selection every year.

Guojian Chen serves as our Chief Financial Officer and director since March 2021. Mr. Chen serves as an independent director of Venus Acquisition Corporation since February 2021. Mr. Chen serves as the Secretary of Board of Beijing ChinaReel Art Exchange Inc. a leading copyright operator focusing on high-quality video content, since May 2020, where he is in charge of investor relations and corporate finance matters for the company. Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry from May 2019 to May 2020. Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd. from July 2018 to May 2019. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018.

Xiaofeng Zhou serves as an independent director since December 2021. Ms. Zhou serves as the Managing Director and founder of Hainan Genyuan Investment Corp. since October 2020. From September 2019 to October 2020, Ms. Zhou served as Senior Strategic Consultant for Nanjing Travel Group. Prior to that, from September 2006 to September 2019, Ms. Zhou served director, Vice President and Secretary of the Board for Tempus International Commercial Services Corp., a company listed in Hong Kong and Shenzhen Stock market. Ms. Zhou received her LL.B. degree from Shenzhen University in 2004.

Major Patrick J. Swint has served as a Board Member at Roberts & Ryan, a Service Disabled Veteran Owned Broker Dealer (SDVO) based in New York City, since December 2020. He founded and served as CEO of Knightsbridge Ventures in August 2017, a Registered Investment Advisor to syndicate capital from US Accredited investors to co-invest in European private equity and real estate with European family offices. Mr. Swint is the founder and current CEO of Salsa Properties LLC, a property development and real estate portfolio management company with over 20-year history. Mr. Swint has previously worked for Drexel Hamilton and Academy Securities, the top New York City SDVO Broker Dealers, in investment banking, specifically capital raising and M&A. He performed an internship in International Treasury with FMC corporation in Philadelphia whilst studying for his FINRA series 7 and 79 examinations in the Wall Street War Fighters Program in Philadelphia in 2012. He is retired from a successful civilian career in orthopedic surgery for 12 years. Major Swint is retired from a military career spanning 21 years during which he served as a medic in the US Army Special Forces, as a Detachment Medic for a counter-drug Special Operations Detachment, and as an Orthopedic Surgery Consultant in the US Air Force. Major Swint was recognized for his career of military service by a Resolution of the Texas Senate in 2011 and was awarded an Admiral’s Commission in the Texas Navy in 2014 (Texas’ highest civilian award) by the then Governor of Texas Rick Perry. Mr. Swint received a BA from the University of Texas at Austin in Political Science/Latin American Studies in 1993, a BS of Physician Assistant Studies from the UT Health Sciences Center San Antonio in 1996, a Medical Degree (MS) from the University of Nebraska Medical Center (Summa Cum Laude) in 1999 and an MBA from the University of Chicago Booth School of Business in Private Equity Finance in 2016. He has passed the FINRA Series 7, 63, 65 and 79 examinations. He is a member of the Urban Land Institute (ULI) and a Member of the UK Chartered Institute For Securities and Investments (CISI). Mr. Swint was granted the City of London Freedom in 2016. Mr. Swint is currently a Freeman of the City of London International Bankers Livery Company, a Freeman of the City of London Guild of Investment Managers, a Freeman of the Society of Apothecaries Livery, and a Founding Freeman of the City of London Guild of Entrepreneurs. He is an active member in London of the Royal Automobile Club, the Royal Air Force Club, the City Livery Club and the Special Forces Club. Mr. Swint is a Life Member of the University of Texas Alumni Association and the US Army Special Forces Association. Mr. Swint recently founded the Excalibur Foundation to support the transition of severely disabled Special Operations Veterans in the United Kingdom into finance and entrepreneurial roles.

Huei-Ching (Tina) Huang serves as an independent director since December 2021. Ms. Huang founded and has served as director of AGC Capital Securities Pty Ltd since April 2014. AGC Capital is a financial advisory service company based in Sydney and licensed in Australia. Ms. Huang leads AGC Capital’s operation in Australia and Asia Pacific, primarily focusing on initial public offerings, funds management, corporate finance, mergers and acquisitions and direct investments. From February 2021 to Present, Ms. Huang also serve as a director of Wall St. Trust Limited based in Hong Kong, which is a licensed entity of Securities & Futures Commission of Hong Kong (SFC). Prior to AGC Capital, from February 2012 to May 2013, Ms. Huang worked for KPMG as a director of Information Risk Management. Ms. Huang received her a LLB degree from School of Law of Soochow University in June 1992. We believe Ms. Huang is well-qualified to serve as a member of the Board because of her financial experiences in capital markets.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among any of the directors or the executive officers of the Company.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the compensation committee) are presented to, reviewed and approved by the audit committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the audit committee deems relevant.

Review, Approval or Ratification of Transactions with Related Persons

Our Board appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Vote Required

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the Annual General Meeting and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTNANT

We are asking our shareholders to ratify the appointment of UHY LLP (the “UHY”) as our independent registered public accounting firm for the fiscal year ended December 31, 2022. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of UHY as our independent registered public accounting firm, our Audit Committee intends to reconsider the selection of UHY as our independent registered public accounting firm.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by UHY LLP for audit and non-audit services rendered to us in 2021. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

2021
Audit Fees	$70,475
Audit-Related Fees	-
Tax Fees	-
Total Fees	70,475

Audit Fees. We paid aggregate fees of $70,475 for the fiscal year ended December 31, 2021 to UHY LLP for professional services rendered by such firm for the audit and review of the financial statements included in the registration statement on Form S-1, annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees of $0 for the fiscal year ended December 31, 2021 to UHY LLP.

Tax Fees. We paid aggregate fees of $0 for the fiscal year ended December 31, 2021 to UHY LLP for professional services rendered for tax compliance, tax advice and tax planning. No tax services were provided by Friedman LLP during such periods.

All Other Fees. We did not pay any fees to UHY LLP. for any other professional services during the fiscal year ended December 31, 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Auditor Representatives at Annual Meeting

We do not expect that representatives of UHY will be present at the Annual General Meeting.

Required Vote

The proposal to ratify the appointment of UHY requires the vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm.

PROPOSAL 3--THE ADJOURNMENT

The adjournment proposal, if adopted, will request the chairman of the Annual General Meeting (who has agreed to act accordingly) to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting shall not adjourn the Annual General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Annual General Meeting vote for the adjournment proposal, the chairman of the Annual General Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended December 31, 2021, the Alpha Star board of directors (the “Board of Directors” or the “Board”) met on 6 occasions. No member of the Board of Directors or any committee failed to attend at least, or participated in fewer 100% of the meetings of the Board or of a committee on which such member serves. During all of the regularly scheduled meetings in fiscal year 2021, the Board of Directors met in executive session where only the independent directors were present without any members of management.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating reports its findings to full Board. Based on such report, the Board has affirmatively determined that each of our current directors, other than Jinlong Liu, who serves as our Chief Executive Officer, are independent directors under the applicable guidelines noted above. As a result, each of Patrick Swint, Xiaofeng Zhou and Huei-Ching (Tina) Huang are deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.

The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.

For the fiscal year ended December 31, 2021, a general description of the duties of the committees, their members and number of times each committee met were as follows:

Audit Committee. Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. At the end of the 2021 fiscal year, the members of our Audit Committee were Xiaofeng Zhou, Huei-Ching (Tina) Huang and Konstantin A. Sokolov, and currently are Xiaofeng Zhou, Huei-Ching (Tina) Huang and Patrick Swint. Mr. Konstaintin Sokolov is designated as our Audit Committee Financial Expert. During the 2021 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2021, the Audit Committee met on 0 occasions.

Compensation Committee. The Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2021 fiscal year, the members of the Compensation Committee were, Xiaofeng Zhou, Huei-Ching (Tina) Huang and Konstantin A. Sokolov, and currently are Xiaofeng Zhou, Huei-Ching (Tina) Huang and Patrick Swint. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2021, this committee met on 0 occasions and acted on unanimous written consent on 0 occasions.

Nominating Committee. Pursuant to its charter, the Nominating Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The members of the Nominating Committee as of the end of the 2021 fiscal year were Xiaofeng Zhou, Huei-Ching (Tina) Huang and Konstantin A. Sokolov, and currently are Xiaofeng Zhou, Huei-Ching (Tina) Huang and Patrick Swint, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2020, this committee met on 0 occasions.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the general criteria specified in our Amended and Restated By-laws for consideration as a candidate.

Additional Criteria for Notice of Shareholder Nominees

In accordance with our Amended and Restated By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and pursuant to the Company’s Amended and Restated By-laws, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

Shareholder Communications with the Board

Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating Committee of the Board of Directors (which is comprised of independent directors).

Directors and Executive Officers

Our current directors, officers and director nominee are listed below.

Name	Age	Title
Zhe Zhang	47	Chairman, Chief Executive Officer and Director
Guojian Chen	29	Chief Financial Officer and Director
Patrick Swint	54	Director
Xiaofeng Zhou	40	Director
Huei-Ching Huang	54	Director

Zhe Zhang serves as our Chairman and Chief Executive Officer since April 2021. From August 2018 to February 2020, Mr. Zhang served as an independent director of TKK Symphony Acquisition Corporation. Since May 2013, Dr. Zhang has been a Founding Partner of SIFT Capital, an asset manager licensed by the Securities and Futures Commission (SFC) of Hong Kong and China Securities Regulatory Commission (CSRC). Since February 2019, Dr. Zhang has also been the CEO of Still Waters Green Technology Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets. Prior to that, from January 2000 to April 2013, he was an Executive Director at Goldman Sachs Beijing, where he was a member of the Supervisory Board of Goldman’s Beijing Office and led multiple overseas acquisitions by Chinese state-owned enterprises and listed companies. He is experienced with fund formation, equity investment and portfolio management. Before entering the private sector, Dr. Zhang had spent 14 years with MOFCOM including as a diplomat stationed in Europe. He is licensed as a Responsible Officer for Asset Management under the SFC of Hong Kong, as well as the licensed to practice as a professional respectively for securities, futures and fund management in China. Dr. Zhang holds a Ph.D. degree from China University of International Business and Economics, Master degrees from both Peking University (LL.M.) and Oxford University (Magister Juris), and a Bachelor degree from Shanghai Institute of Foreign Trade (B.A.). He currently sits on the board of China Oxford Scholarship Fund and is involved in the process for scholarship awardee selection every year.

Guojian Chen serves as our Chief Financial Officer and director since March 2021. Mr. Chen serves as an independent director of Venus Acquisition Corporation since February 2021. Mr. Chen serves as the Secretary of Board of Beijing ChinaReel Art Exchange Inc. a leading copyright operator focusing on high-quality video content, since May 2020, where he is in charge of investor relations and corporate finance matters for the company. Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry from May 2019 to May 2020. Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd. from July 2018 to May 2019. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018.

Xiaofeng Zhou serves as an independent director since December 2021. Ms. Zhou serves as the Managing Director and founder of Hainan Genyuan Investment Corp. since October 2020. From September 2019 to October 2020, Ms. Zhou served as Senior Strategic Consultant for Nanjing Travel Group. Prior to that, from September 2006 to September 2019, Ms. Zhou served director, Vice President and Secretary of the Board for Tempus International Commercial Services Corp., a company listed in Hong Kong and Shenzhen Stock market. Ms. Zhou received her LL.B. degree from Shenzhen University in 2004.

Major Patrick J. Swint has served as a Board Member at Roberts & Ryan, a Service Disabled Veteran Owned Broker Dealer (SDVO) based in New York City, since December 2020. He founded and served as CEO of Knightsbridge Ventures in August 2017, a Registered Investment Advisor to syndicate capital from US Accredited investors to co-invest in European private equity and real estate with European family offices. Mr. Swint is the founder and current CEO of Salsa Properties LLC, a property development and real estate portfolio management company with over 20-year history. Mr. Swint has previously worked for Drexel Hamilton and Academy Securities, the top New York City SDVO Broker Dealers, in investment banking, specifically capital raising and M&A. He performed an internship in International Treasury with FMC corporation in Philadelphia whilst studying for his FINRA series 7 and 79 examinations in the Wall Street War Fighters Program in Philadelphia in 2012. He is retired from a successful civilian career in orthopedic surgery for 12 years. Major Swint is retired from a military career spanning 21 years during which he served as a medic in the US Army Special Forces, as a Detachment Medic for a counter-drug Special Operations Detachment, and as an Orthopedic Surgery Consultant in the US Air Force. Major Swint was recognized for his career of military service by a Resolution of the Texas Senate in 2011 and was awarded an Admiral’s Commission in the Texas Navy in 2014 (Texas’ highest civilian award) by the then Governor of Texas Rick Perry. Mr. Swint received a BA from the University of Texas at Austin in Political Science/Latin American Studies in 1993, a BS of Physician Assistant Studies from the UT Health Sciences Center San Antonio in 1996, a Medical Degree (MS) from the University of Nebraska Medical Center (Summa Cum Laude) in 1999 and an MBA from the University of Chicago Booth School of Business in Private Equity Finance in 2016. He has passed the FINRA Series 7, 63, 65 and 79 examinations. He is a member of the Urban Land Institute (ULI) and a Member of the UK Chartered Institute For Securities and Investments (CISI). Mr. Swint was granted the City of London Freedom in 2016. Mr. Swint is currently a Freeman of the City of London International Bankers Livery Company, a Freeman of the City of London Guild of Investment Managers, a Freeman of the Society of Apothecaries Livery, and a Founding Freeman of the City of London Guild of Entrepreneurs. He is an active member in London of the Royal Automobile Club, the Royal Air Force Club, the City Livery Club and the Special Forces Club. Mr. Swint is a Life Member of the University of Texas Alumni Association and the US Army Special Forces Association. Mr. Swint recently founded the Excalibur Foundation to support the transition of severely disabled Special Operations Veterans in the United Kingdom into finance and entrepreneurial roles.

Huei-Ching (Tina) Huang serves as an independent director since December 2021. Ms. Huang founded and has served as director of AGC Capital Securities Pty Ltd since April 2014. AGC Capital is a financial advisory service company based in Sydney and licensed in Australia. Ms. Huang leads AGC Capital’s operation in Australia and Asia Pacific, primarily focusing on initial public offerings, funds management, corporate finance, mergers and acquisitions and direct investments. From February 2021 to Present, Ms. Huang also serve as a director of Wall St. Trust Limited based in Hong Kong, which is a licensed entity of Securities & Futures Commission of Hong Kong (SFC). Prior to AGC Capital, from February 2012 to May 2013, Ms. Huang worked for KPMG as a director of Information Risk Management. Ms. Huang received her a LLB degree from School of Law of Soochow University in June 1992. We believe Ms. Huang is well-qualified to serve as a member of the Board because of her financial experiences in capital markets.

Terms of Office of Officers and Directors

Each of our directors holds office for a one-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Alpha Star Acquisition Corporation, 80 Broad Street, 5th Floor, New York, New York 10004. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our board has determined that each of Messrs. Xiaofeng Zhou, Huei-Ching (Tina) Huang and Patrick Swint are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Director Nominations

As stated above in this Proxy Statement, we have established a standing nominating committee, In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Xiaofeng Zhou, Huei-Ching (Tina) Huang and Patrick Swint. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Director and Officer Compensation

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

Employment Agreements

We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with our directors.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 14,675,000 shares of our ordinary shares outstanding as of November 15, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all our officers and directors as a group.

As of the record date of November 15, 2022, there were a total of 14,675,000 of our ordinary shares issued and outstanding (including 11,500,000 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
A-Star Management Corporation(2)	3,205,000	21.88%
Zhe Zhang(2)	3,205,000	21.88%
Guojian Chen(4)	-	-
Konstantin A. Sokolov(4)	-	-
Xiaofeng Zhou(4)	-	-
Huei-Ching Huang(4)	-	-
Steven Markscheid(4)	-	-
All directors and officers as a group (6 individuals)	3,205,000	21.88%

5% or greater beneficial owners
Lighthouse Investment Partners, LLC(5)	981,585	6.68%
Yakira Partners, LP(6)	790,000	5.37%
Weiss Asset Management LP(7)	860,000	5.85%
Space Summit Capital LLC(8)	929,634	8.08%
Feis Equities LLC(9)	561,682	3.82%
Saba Capital Management, L.P.(10)	675,245	5.7%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 80 Broad Street, 5th Floor, New York, New York 10004.

(2)	Represents 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares held by A-Star Management Corporation, our sponsor. Mr. Zhe Zhang, our Chairman and Chief Executive Officer, is the sole director of our sponsor, have voting and dispositive power of the ordinary shares. The address for our sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.
(3)	Based upon 14,705,000 ordinary shares outstanding. Includes the 330,000 private placement units (and the component parts) purchased by our sponsor simultaneously with the consummation of our initial public offering.
(4)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.
(5)	Based on information contained in a Schedule 13G filed on February 14, 2022. Lighthouse serves as the investment manager of MAP 136, MAP 204, and MAP 214. Because Lighthouse may be deemed to control MAP 136, MAP 204, and MAP 214, as applicable, Lighthouse may be deemed to beneficially own, and to have the power to vote or direct the vote of, and the power to direct the disposition of the Issuer’s Shares reported herein.
(6)	Based on information contained in a Schedule 13G filed on February 9, 2022 by Yakira Partners, L.P., Yakira Enhanced Offshore Fund Ltd. and MAP 136 Segregated Portfolio. Each such entity reported that it has shared power to vote 790,000 units and shared power to dispose of 790,000 units.
(7)	Based on information contained in the Schedule 13G filed on February 7, 2022 by Weiss Asset Management, WAM GP, and Andrew Weiss. Each reporting person has shared power to vote 860,000 ordinary shares and shared the power to dispose of 860,000 shares. The business address for each reporting person is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.
(8)	Based on information contained in the Schedule 13G/A filed on February 3, 2022 by Space Summit Capital LLC, the reporting entity has sole power to vote 929,634 share and sole power to dispose 929,634 shares. The business address for the reporting person is 15455 Albright Street, Pacific Palisades, CA 90272.
(9)	Based on information contained in the Schedule 13G/A filed on March 16, 2022 by Feis Equities LLC, the reporting entity has sole power to vote 561,682 shares and sole power to dispose 561,682 shares.
(10)	Based on information contained in the Schedule 13G file on December 23, 2021 by Saba Capital Management, L.P., Boaz R. Weinstein and Saba Capital Management GP, LLC, the reporting person has shares power to vote 675,245 shares and shared power to dispose 675,245 shares.

Our founders beneficially own approximately 21.88% of the issued and outstanding ordinary shares. Because of the ownership block held by our founders, officers and directors, such individuals may be able to effectively exercise influence over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.

Our sponsor, officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

April 6, 2021, our sponsor purchased 2,875,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. Our sponsor owns approximately 21.88% of our issued and outstanding ordinary shares as of December 31, 2021.

Our sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one seventh (1/7) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 21 months, our sponsor will be paid a total of $210,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor has agreed to loan us up to $300,000 to be used for a portion of the expenses of our initial public offering. As of the date of closing our initial public offering, we had borrowed $300,000 under the promissory note with our sponsor. These loans are non-interest bearing, unsecured and were originally due and payable in connection with our public offering (December 15, 2021). The loan repaid as $300,000 allotted to the payment of offering expense. Related party loan balance as of December 31, 2021 was nil.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares, 150,000 rights and 150,000 warrants to purchase 75,000 shares if $1,500,000 of notes were so converted) at the option of the lender. The units would be identical to the placement units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

The holders of the founder shares, private placement units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

On September 13, 2022, the Company issued a promissory note (the “Note”) in the principal amount of up to $1,000,000 to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $1,000,000 to pay the extension fee and transaction cost. On November 11, 2022, the Company issued another promissory note (the “Note”) in the principal amount of up to $1,000,000 to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $1,000,000 to pay the extension fee and transaction cost. On September 13, 2022, the Company requested to draw the funds of $383,333 and deposited it into the trust account to extend the period of time the Company has to consummate a business combination by one month to October 15, 2022. On October 13, 2022, the Company requested to draw the funds of $383,333 and deposited it into the trust account to extend the period of time the Company has to consummate a business combination by one month to November 15, 2022 and on November 11, 2022, the Company requested to draw the funds of $383,333 and deposited it into the trust account to extend the period of time the Company has to consummate a business combination by one month to December 15, 2022. The $383,333 extension fee represents approximately $0.033 per public share. The Notes bear no interest and are repayable in full upon the earlier of (a) September 15, 2023 or (b) the date of the consummation of the Company’s initial business combination. The Note have no conversion feature, and no collateral. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Sponsor waives any and all right, title, interest or claim of any kind in or to any distribution of or from the trust account, and agrees not to seek resources, reimbursement, payment or satisfaction for any claim against the trust account for any reason whatsoever.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2023 annual general meeting, your proposals are required to be submitted to the Company by no later than June 30, 2023.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Alpha Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Alpha Star’s proxy statement. Upon written or oral request, Alpha Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Alpha Star deliver single copies of such documents in the future. Shareholders may notify Alpha Star of their requests by calling or writing Alpha Star at Company’s principal executive offices at 80 Broad Street, 5th Floor, New York, New York 10004.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website athttp://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Meeting, you should contact us by telephone or in writing:

Alpha Star Acquisition Corporation

80 Broad Street, 5th Floor

New York, New York 10004

Tel: (212) 837-7977

or

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

PROXY

ALPHA STAR ACQUISITION CORPORATION

80 Broad Street, 5th Floor

New York, New York 10004

(212) 837-7977

ANNUAL GENERAL MEETING OF SHAREHOLDERS

DECEMBER 20, 2022

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 20, 2022

The undersigned hereby appoints Zhe Zhang as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of Alpha Star Acquisition Corporation, which the undersigned is entitled to vote, as specified below on this card, at the Annual General Meeting of Shareholders of Alpha Star Acquisition Corporation, on December 20, 2022, at 10:00 a.m. local time, at the offices of the Company’s counsel, Becker & Poliakoff LLP, 45 Broadway, 17th Floor, New York, NY 10006.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”

FOR PROPOSAL 1, “FOR” FOR PROPOSALS 2 AND 3 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: Election of Directors

To approval of the appointment of five (5) members to the Board of Directors.

NOMINEES:

Zhe Zhang	Guojian Chen	Xiaofeng Zhou	Huei-Ching Huang	Patrick Swint

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Adjournment Proposal

To direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1 and 2.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting     ☐ YES         ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.